UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 7, 2020, Twinlab Consolidation Corporation (“TCC”), the operating subsidiary of Twinlab Consolidated Holdings, Inc. (the “Company”), received the proceeds of a loan from Fifth Third Bank, National Association in the amount of $1,673,900 obtained under the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted March 27, 2020 (the "PPP Loan”). The PPP Loan, evidenced by a promissory note dated May 5, 2020 (the “Note”), has a two-year term and bears interest at a rate of 1.0% per annum, with the monthly principal and interest payments due beginning December 1, 2020. TCC may prepay 20% or less of the principal balance of the Note at any time without notice. TCC will use the proceeds of the PPP Loan for payroll, office rent, and utilities.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the PPP Loan set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 8 – Other Events

Item 8.01	Other events.

The Company previously planned to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “First Quarter 10-Q”) by May 15, 2020, however, the Company will be delaying the filing of its First Quarter 10-Q due to circumstances related to the outbreak of the novel coronavirus, COVID-19. The Company is relying on the order (the “Order”) promulgated by the Securities and Exchange Commission on March 25, 2020 in Release No. 34-88465 relating to the Securities Exchange Act of 1934, as amended, to support the delay in the filing of its First Quarter 10-Q. The Company expects to file the First Quarter 10-Q no later than June 29, 2020, which is 45 days from the original filing deadline of May 15, 2020.

The Company is unable to timely file its First Quarter 10-Q due to COVID-19 related office closures impeding its employees’ ability to respond to data requests from its auditors and to complete its financial statements for its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Annual Report") which, in turn, has diverted employee resources from preparation of the First Quarter 10-Q. In order to minimize the COVID-19 exposure risk to its employees, the Company has followed the guidelines of local health authorities in Florida and New York, where its offices and operations are located, and has provided its office employees the resources to work remotely from their homes. The change to a remote work environment has led to disruptions and delays in the coordination of information required for preparing the Annual Report and First Quarter 10-Q. The Company is relying on the Order to afford its employees the additional time, amid the COVID-19 pandemic, to provide accurate and fully reviewed information for the First Quarter 10-Q.

The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, its subsequent Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K filed March 30, 2020 and April 29, 2020, with the following risk factor:

Potential business impacts related to COVID-19 pandemic

Our business continuity and supply chain operations may be affected by the recent COVID-19 Pandemic

The Company has taken proactive measures to secure inventory to meet forecasted demand and mitigate any potential disruption to the business from COVID-19.  Employee retention has also been at the forefront, as our commitment to our employees has not wavered, subsequently retaining all our employees during this pandemic. While the Company believes that effective steps have been taken, business disruptions may be imminent should the Company realize unforeseen shifts in retail and direct customer behavior.

Potential impacts to the Company from COVID-19 may include changes in consumer demand, the impact on the retailer’s financial position, availability of materials from suppliers and long lead bottling implications to name a few. The extent to which COVID-19 may impact the Company’s results will depend on future developments, which continue to emerge and cannot be predicted. These developments are highly uncertain and the actions to contain and treat COVID-19 remain fluid. The Company will continue to do everything possible to maximize operational capabilities while ensuring that the safety and health of employees and customers remain the Company’s top priority.

To further protect our liquidity and cash position, we have taken certain actions, including applying for and receiving $1,673,900 in Paycheck Protection Program loans. However, these actions may not be sufficient, and our liquidity could be negatively impacted if these conditions continue for a significant period of time. As a result, we may be required to pursue additional sources of financing to obtain working capital and meet our financial obligations. Our ability to obtain any additional financing on favorable terms, or at all, is not guaranteed and largely dependent upon evolving market conditions and other factors. Additionally, while we intend to pursue the forgiveness of the PPP Loans received in accordance with the requirements and limitations under the CARES Act, no assurance can be provided that forgiveness of any portion of the PPP Loans will be obtained. Even after the COVID-19 pandemic has subsided, we may continue to experience significant adverse effects to our business as a result of its global economic impact, including any economic recession or downturn and the impact of such a recession or downturn on levels of personal discretionary spending.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: May 15, 2020	By:	/s/ Kyle Casey
Kyle Casey
Chief Financial Officer